Exhibit 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: March 25, 2004
For Collection Period: February, 2004
For Determination Date: March 15, 2004

A. PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	50,475,337.32	40,650,000.00	65,812,508.00	6,367	156,937,845.32	156,937,845.32
(C) Collections (Regular Payments)	0.00	2,097,079.19	0.00	0.00	N/A	2,097,079.19	2,097,079.19
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(E) Collections (Principal Payoffs)	0.00	2,781,648.53	0.00	0.00	125	2,781,648.53	2,781,648.53
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	161,463.01	0.00	0.00	7	161,463.01	161,463.01
(G) Principal Reductions (Other)(Partial chg-off)	0.00	8,023.23	0.00	0.00	N/A	8,023.23	8,023.23
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	45,427,123.36	40,650,000.00	65,812,508.00	6,235	151,889,631.36	151,889,631.36
(J) Certificate Factor	0.000000%	72.654336%	100.000000%	100.000000%	85.235817%	78.582229%	78.582229%
Notional Principal Balance: Class I
(K) Beginning							118,511,857.39
(L) Reduction							5,048,213.96
(M) Ending							113,463,643.43
Notional Principal Balance: Companion Component
(N) Beginning							38,425,987.93
(O) Reduction							0.00
(P) Ending							38,425,987.93
B. CASH FLOW RECONCILIATION							TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							5,927,473.72
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							5,161.74
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							0.00
2) allocable to interest							0.00
(D) ADVANCES							0.00
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							91,270.55
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00
TOTAL COLLECTIONS							6,023,906.01
C. TRUSTEE DISTRIBUTION							TOTAL
(A) TOTAL CASH FLOW							6,023,906.01
(B) DEPOSIT TO PAYAHEAD							711.10
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							0.00
(E) SERVICING FEE (DUE AND UNPAID)							130,781.54
(F) Standby Servicing Fee (not to exceed $50,000)							5,885.17
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							71,927.36
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							82,316.25
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							143,201.83
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							5,048,213.96
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							44,301.14
(R) Spread Account (up to the Requisite Amount)							273,091.26
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00
(W) EXCESS YIELD							32,980.55
BALANCE							0.00
D. SPREAD ACCOUNT
							SPREAD ACCOUNT
(A) BEGINNING BALANCE							6,557,353.91
(B) ADDITIONS TO SPREAD AMOUNT							306,071.81
(C) INTEREST EARNED							4,588.24
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							0.00
(H) ENDING BALANCE							6,868,013.96
(I) REQUIRED BALANCE							6,835,033.41
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							32,980.55

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: March 25, 2004
For Collection Period: February, 2004
For Determination Date: March 15, 2004

E. CURRENT RECEIVABLES DELINQUENCY
# PAYMENT DELINQUENCY		NUMBER	BALANCE
(A) 31-60		8	209,183.94
(B) 61-90		1	14,457.08
(C) TOTAL		9	223,641.02
(D) 90+ days		3	38,607.36
F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		5	121,763.66
(B) AGGREGATE REPOSSESSIONS		51	1,295,600.52
(C) UNLIQUIDATED REPOSSESSIONS		11	278,628.55
G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE			4,560.04
(B) DEPOSIT			711.10
(C) WITHDRAWAL			0.00
(D) ENDING BALANCE			5,271.14
PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	ORIGINAL POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	223,641.02	151,889,631.36	0.1472%
(B) 1ST PREVIOUS	167,890.09	156,937,845.32	0.1070%
(C) 2ND PREVIOUS	290,685.62	161,838,619.93	0.1796%
(D) THREE MONTH ROLLING AVERAGE	227,405.58	156,888,698.87	0.1446%
I. CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL	Default Rate %
	BALANCE	BALANCE
(A) Defaulted Receivables (Current Period)	125,403.79
(B) Cumulative Defaulted Receivables (Prior Month)	1,238,551.14
(C) Cumulative Defaulted Receivables (Current Month)	1,363,954.93	193,287,508.00	0.71%
		ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	MONTH BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	169,486.24
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	91,270.55
(E) Prior Period Adjustment	—
(F) Net Losses current period	78,215.69
(G) Prior Period cumulative net losses	581,730.47
(H) Cumulative Net Losses (current period)	659,946.16	193,287,508.00	0.34%
(I) Total Defaults	125,403.79
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	62,701.90
(K) Cumulative net losses including 50% of defaults	722,648.06	193,287,508.00	0.37%
K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	225,136.14	151,889,631.36	0.15%
L. LOCKBOX TEST		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		2,547,673.84	5,080
(B) Total Payments (Current Month)		6,018,744.27	5,953
(C) Lockbox Payment Percentage			85.34%
M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			17,900
(C) Monthly BVAC net worth (at least $20MM)			60,725
N. WAC-Weighted Average Coupon			8.6322%
O. WAM-Weighted Average Maturity			68.93

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Acceptance Corp		Lisa Staab VP, Controller Bay View Acceptance Corp